Exhibit 10.8

INCREMENTAL AGREEMENT NO. 2
INCREMENTAL AGREEMENT NO. 2, dated as of February 10, 2014 (this “Incremental Agreement No. 2”), to the CREDIT AGREEMENT, dated as of February 28, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Sprint Communications, Inc. (f/k/a Sprint Nextel Corporation) (the “Borrower”), the Subsidiary Guarantors party thereto, the Lenders thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), is made and entered into by and among the Borrower, the Subsidiary Guarantors, the Administrative Agent and Mizuho Bank, Ltd. (“MHBK”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to the Credit Agreement;
WHEREAS, pursuant to Section 2.08(d) of the Credit Agreement, the Borrower has requested an Incremental Revolving Facility that increases the amount of the Revolving Credit Commitments by an aggregate of $300,000,000, and MHBK as an Assuming Lender (in such capacity, an “Incremental Lender”) and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein (and with the consent of each Issuing Bank), that (a) the Incremental Lender will provide such Incremental Revolving Facility and (b) as permitted by Section 2.08 thereof, the Credit Agreement will be amended as set forth herein, subject to the terms and conditions set forth herein, without need for additional consent or approval of the Lenders;
NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Incremental Lender hereby agree as follows:
1.Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2.Amendments to Section 1.1 (Defined Terms).

(a)Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

“Incremental Agreement No. 2” means that certain Incremental Agreement No. 2, dated as of February 10, 2014, among the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Assuming Lender named therein.
“Incremental Agreement No. 2 Effective Date” has the meaning assigned to such term in Incremental Agreement No. 2.
(b)The definition of “Revolving Credit Commitment” set forth in Section 1.1 of the Credit Agreement is hereby amended by adding at the end thereof the following:

“The aggregate amount of the Revolving Credit Commitments as of the Incremental Agreement No. 2 Effective Date is $3,300,000,000.”
3.Joinder. (a) Each of the undersigned Incremental Lender, the Administrative Agent, the Borrower and the Subsidiary Guarantors acknowledges and agrees that upon the execution by such Incremental Lender of this Incremental Agreement No. 2 and the occurrence of the Incremental Agreement No. 2 Effective Date, such Incremental Lender (i) shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, on the terms and subject to the conditions set forth below, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder and (ii) shall have an aggregate Revolving Credit Commitment as set forth on Schedule I hereof opposite such Incremental Lender’s name (as such Revolving Credit Commitment may thereafter be changed from time to time pursuant to the terms of the Credit Agreement).

(b)    The Incremental Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents and the exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Incremental Agreement No. 2; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, without limitation, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 2.16(f) of the Credit Agreement.

4.Credit Agreement Governs. Except as set forth in this Incremental Agreement No. 2, the Loans made pursuant hereto shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents.

5.Schedule 2.01. Attached as Schedule I hereto is a supplement to Schedule 2.01 to the Credit Agreement, which supplement sets forth the Revolving Credit Commitment of the Incremental Lender as of the Incremental Agreement No. 2 Effective Date.

6.Notice. For purposes of the Credit Agreement, the initial notice address of each Incremental Lender shall be as set forth below its signature below.

7.Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each Lender (before and after giving effect to this Incremental Agreement No. 2):

(a)    Each Obligor has the requisite corporate or equivalent power and authority to execute, deliver and perform this Incremental Agreement No. 2 and, in the case of the Borrower, to borrow under the Credit Agreement as amended by this Incremental Agreement No. 2 (the “Amended Credit Agreement”). Each Obligor has taken all necessary limited liability company, corporate or equivalent actions to authorize the execution, delivery and performance of this Incremental Agreement No. 2 and, in the case of the Borrower, to authorize the borrowings on the terms and conditions of the Amended Credit Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with this Incremental Agreement No. 2, the borrowings under the Amended Credit Agreement or the execution, delivery, performance, validity or enforceability of this Incremental Agreement No. 2 except consents, authorizations, filings and notices which have been obtained or made and are in full force and effect. This Incremental Agreement No. 2 has been duly executed and delivered on behalf of each Obligor party hereto. On the Incremental Agreement No. 2 Effective Date, each of this Incremental Agreement No. 2, the Amended Credit Agreement and each other Loan Document will constitute a legal, valid and binding obligation of each Obligor that is a party thereto, enforceable against each such Obligor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
(b)    The execution, delivery and performance of this Incremental Agreement No. 2 by each Obligor, the borrowings under the Amended Credit Agreement and the use of the proceeds thereof will not violate any laws, regulations, policies and orders of any Governmental Authority applicable to it (or its Subsidiaries) or its (or their) property or any indentures, agreements and other instruments binding upon it (or its Subsidiaries) or its (or their) property (except where such violation or the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect) and will not result in, or require, the creation or imposition of any Lien on any of their respective properties.
(c)    Each of the representations and warranties made by any Obligor herein or in or pursuant to each of the Loan Documents is true and correct on and as of the Incremental Agreement No. 2 Effective Date as if made on and as of such date (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct as of such earlier date).
(d)    Immediately after giving effect to this Incremental Agreement No. 2, no Default or Event of Default has occurred and is continuing, or will result from the consummation of the transactions contemplated by this Incremental Agreement No. 2.
(e)    The Borrower is in pro forma compliance with the financial covenants set forth in Section 6.05 of the Credit Agreement on and as of the Incremental Agreement No. 2 Effective Date after giving effect to the transactions contemplated hereby.
(f)    Each Obligor hereby confirms as of the date hereof that (x) neither its certificate or articles of incorporation or formation, as applicable, nor its bylaws or operating agreement, as applicable, have been amended or modified since the date of the respective version thereof delivered by such Obligor on the Effective Date in a manner that would be adverse to the Lenders and (y) the corporate, LLC or partnership resolutions and consents, as applicable, delivered in connection with the closing of the Credit Agreement on February 28, 2013 which approved the execution and delivery of the Credit Agreement (including as amended by this Incremental Agreement No. 2) and the other Loan Documents and the performance by such Obligor of its obligations thereunder, and authorizing the transactions contemplated hereby and thereby, remain in full force and effect and have not been amended, rescinded or modified since February 28, 2013.
8.Effectiveness. This Incremental Agreement No. 2 shall become effective on the date (the “Incremental Agreement No. 2 Effective Date”) on which the following conditions precedent shall have been satisfied:

(a) Incremental Agreement No. 2. The Administrative Agent shall have received this Incremental Agreement No. 2, duly executed and delivered by the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Incremental Lender.
(b) Fees. The Lenders and the Administrative Agent shall have received all fees required to be paid on or before the Incremental Agreement No. 2 Effective Date, and all expenses required to be paid on or before the Incremental Agreement No. 2 Effective Date for which invoices have been timely presented, including, without limitation, the reasonable fees and expenses of legal counsel.
(c) Repayment of Loans. The Borrower shall have complied with the requirements of Section 2.08(d)(iv) of the Credit Agreement.
(d) No Default. Immediately after giving effect to this Incremental Agreement No. 2, no Default or Event of Default shall have occurred and be continuing.
(e) Officer’s Certificate. The Administrative Agent shall have received a certificate of a Financial Officer of the Borrower stating that each of the conditions to this Incremental Agreement No. 2 set forth in Section 2.08(d) have been satisfied.
(f) Opinions. The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Incremental No. 2 Effective Date) of Jones Day, as special counsel to the Obligors, and Polsinelli Shughart P.C., as special Kansas counsel to the Obligors, covering such matters relating to the Obligors, this Agreement, and the other Loan Documents as the Administrative Agent shall request (and the Borrower hereby requests such counsel to deliver such opinions).
9.Continuing Effect of the Credit Agreement. This Incremental Agreement No. 2 shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. On and after the Incremental Agreement No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement after giving effect to this Incremental Agreement No. 2. This Incremental Agreement No. 2 is a Loan Document for all purposes of the Credit Agreement.

10.Amendment, Modification and Waiver. This Incremental Agreement No. 2 may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

11.Counterparts. This Incremental Agreement No. 2 may be executed by the parties hereto in any number of separate counterparts (including emailed or facsimiled counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

12.Severability. Any provision of this Incremental Agreement No. 2 which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13.Integration. This Incremental Agreement No. 2 and the other Loan Documents represent the agreement of the Obligors, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any such party relative to the subject matter hereof or thereof not expressly set forth or referred to herein or in the other Loan Documents.

14.GOVERNING LAW. THIS INCREMENTAL AGREEMENT NO. 2 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS INCREMENTAL AGREEMENT NO. 2 SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

15.Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Incremental Agreement No. 2, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

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IN WITNESS WHEREOF, the parties hereto have caused this Incremental Agreement No. 2 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

SPRINT COMMUNICATIONS, INC., as Borrower

By:
/s/ Greg D. Block
Name: Greg D. Block
Title: Vice President and Treasurer

[Incremental Agreement No. 2]

ENTERPRISE COMMUNICATIONS PARTNERSHIP

By: SprintCom ECP I, L.L.C., its General Partner

By:
/s/ Greg D. Block
Name: Greg D. Block
Title: Vice President and Treasurer

By: SprintCom ECP II, L.L.C., its General Partner

By:
/s/ Greg D. Block
Name: Greg D. Block
Title: Vice President and Treasurer

PHILLIECO EQUIPMENT AND REALTY COMPANY, L.P.

By: PhillieCo Sub, L.P., its General Partner

By:
/s/ Greg D. Block
Name: Greg D. Block
Title: Vice President and Treasurer

C FON CORPORATION UNITED TELECOMMUNICATIONS, INC.

By:
/s/ Greg D. Block
Name: Greg D. Block
Title: Vice President and Assistant Treasurer

[Incremental Agreement No. 2]

EACH OF THE OTHER “SUBSIDIARY GUARANTORS” LISTED ON ANNEX A ATTACHED HERETO

By:
/s/ Greg D. Block
Name: Greg D. Block
Title: Vice President and Treasurer

[Incremental Agreement No. 2]

ANNEX A
Other Subsidiary Guarantors

ACI 900, Inc.
AGW Leasing Company, Inc.
AirGate PCS, Inc.
AirGate Service Company, Inc.
Alamosa (Delaware), Inc.
Alamosa (Wisconsin) Properties, LLC
Alamosa Delaware GP, LLC
Alamosa Holdings, Inc.
Alamosa Holdings, LLC
Alamosa Limited, LLC
Alamosa Missouri Properties, LLC
Alamosa Missouri, LLC
Alamosa PCS Holdings, Inc.
Alamosa PCS, Inc.
Alamosa Properties, LP
Alamosa Wisconsin GP, LLC
Alamosa Wisconsin Limited Partnership
American PCS Communications, LLC
American PCS, L.P.
American Personal Communications Holdings, Inc.
American Telecasting, Inc.
APC PCS, LLC
APC Realty and Equipment Company, LLC
ASC Telecom, Inc.
Assurance Wireless of South Carolina, LLC
Atlanta MDS Co., Inc.
Bluebottle USA Holdings L.P.
Bluebottle USA Investments L.P.
Boost Mobile, LLC
Boost Worldwide, Inc.
Caroline Ventures, Inc.
Dial Call Midwest, Inc.
Domestic USF Corp.
EQF Holdings, LLC
FCI 900, Inc.
G & S Television Network, Inc.
Georgia PCS Leasing, LLC
Georgia PCS Management, L.L.C.
Gulf Coast Wireless Limited Partnership
Helio LLC
Independent Wireless One Corporation
Independent Wireless One Leased Realty Corporation

[Incremental Agreement No. 2]

IWO Holdings, Inc.
LCF, Inc.
Los Angeles MDS Company, Inc.
Louisiana Unwired, LLC
Machine License Holding, LLC
MinorCo, L.P.
NCI 700, Inc.
NCI 900 Spectrum Holdings, Inc.
New York MDS, Inc.
Nextel 220 License Acquisition Corp.
Nextel 700 Guard Band Corp.
Nextel Boost Investment, Inc.
Nextel Boost of California, LLC
Nextel Boost of New York, LLC
Nextel Boost of Texas, LLC
Nextel Boost of the Mid-Atlantic, LLC
Nextel Boost South, LLC
Nextel Boost West, LLC
Nextel Broadband, Inc.
Nextel Communications of the Mid-Atlantic, Inc.
Nextel Communications, Inc.
Nextel Data Investments 1, Inc.
Nextel Finance Company
Nextel License Acquisition Corp.
Nextel License Holdings 1, Inc.
Nextel License Holdings 2, Inc.
Nextel License Holdings 3, Inc.
Nextel License Holdings 4, Inc.
Nextel of California, Inc.
Nextel of New York, Inc.
Nextel of Texas, Inc.
Nextel Operations, Inc.
Nextel Partners Equipment LLC
Nextel Partners of Upstate New York, Inc.
Nextel Partners Operating Corp.
Nextel Partners, Inc.
Nextel Retail Stores, LLC
Nextel South Corp.
Nextel Systems Corp.
Nextel Unrestricted Relocation Corp.
Nextel West Corp.
Nextel West Services, LLC
Nextel WIP Corp.
Nextel WIP Expansion Corp.
Nextel WIP Expansion Two Corp.

[Incremental Agreement No. 2]

Nextel WIP Lease Corp.
Nextel WIP License Corp.
Northern PCS Services, LLC
NPCR, Inc.
NPFC, Inc.
OneLouder Apps, Inc.
PCS Leasing Co., L.P.
People’s Choice TV Corp.
PhillieCo Partners I, L.P.
PhillieCo Partners II, L.P.
PhillieCo Sub, L.P.
PhillieCo, L.P.
Pinsight Media+, Inc.
Private Trans-Atlantic Telecommunications System (N.J.) Inc.
Private TransAtlantic Telecommunications System, Inc.
San Francisco MDS, Inc.
SGV Corporation
SIHI New Zealand Holdco, Inc.
S-N GC GP, Inc.
S-N GC HoldCo, LLC
S-N GC LP HoldCo, Inc.
SN Holdings (BR I), LLC
SN UHC 1, Inc.
SN UHC 2, Inc.
SN UHC 3, Inc.
SN UHC 4, Inc.
SN UHC 5, Inc.
Southwest PCS Properties, LLC
Southwest PCS, L.P.
Sprint Asian American, Inc.
Sprint Capital Corporation
Sprint Communications Company L.P.
Sprint Communications Company of New Hampshire, Inc.
Sprint Communications Company of Virginia, Inc.
Sprint Corporation
Sprint Corporation (Inactive)
Sprint Credit General, Inc.
Sprint Credit Limited, Inc.
Sprint eBusiness, Inc.
Sprint Enterprise Mobility, Inc.
Sprint Enterprise Network Services, Inc.
Sprint Enterprises, L.P.
Sprint eWireless, Inc.
Sprint Global Venture, Inc.
Sprint Healthcare Systems, Inc.

[Incremental Agreement No. 2]

Sprint HoldCo, LLC
Sprint International Communications Corporation
Sprint International Holding, Inc.
Sprint International Incorporated
Sprint International Network Company LLC
Sprint Iridium, Inc.
Sprint Licensing, Inc.
Sprint Mexico, Inc.
Sprint Nextel Aviation, Inc.
Sprint Nextel Holdings (ME) Corp.
Sprint PCS Assets, L.L.C.
Sprint PCS Canada Holdings, Inc.
Sprint PCS License, L.L.C.
Sprint Solutions, Inc.
Sprint Spectrum Equipment Company, L.P.
Sprint Spectrum Holding Company L.P.
Sprint Spectrum L.P.
Sprint Spectrum Realty Company, L.P.
Sprint TELECENTERs Inc.
Sprint Telephony PCS, L.P.
Sprint Ventures, Inc.
Sprint Wavepath Holdings, Inc.
Sprint WBC of New York, Inc.
Sprint/United Management Company
SprintCom ECP I, L.L.C.
SprintCom ECP II, L.L.C.
SprintCom Equipment Company L.P.
SprintCom, Inc.
STE 14 Affiliate LLC
SWGP, L.L.C.
SWLP, L.L.C.
SWV Eight, Inc.
SWV Five, Inc.
SWV Four, Inc.
SWV One Telephony Partnership
SWV One, Inc.
SWV Seven, Inc.
SWV Six, Inc.
SWV Three Telephony Partnership
SWV Three, Inc.
SWV Two Telephony Partnership
SWV Two, Inc.
TDI Acquisition Corporation
Texas Telecommunications, LP
Texas Unwired

[Incremental Agreement No. 2]

Tower Parent Corp.
Transworld Telecommunications, Inc.
UbiquiTel Inc.
UbiquiTel Leasing Company
UbiquiTel Operating Company
UCOM, Inc.
Unrestricted Extend America Investment Corp.
Unrestricted Subscriber Equipment Leasing Company, Inc.
Unrestricted Subsidiary Funding Company
Unrestricted UMTS Funding Company
US Telecom of New Hampshire, Inc.
US Telecom, Inc.
US Unwired Inc.
USST of Texas, Inc.
UT Transition Corporation
Utelcom, Inc.
Velocita Wireless Holding Corp.
Velocita Wireless Holding, LLC
Via/Net Companies
Virgin Mobile USA, Inc.
Virgin Mobile USA, L.P.
VMU GP, LLC
VMU GP1, LLC
Washington Oregon Wireless Properties, LLC
Washington Oregon Wireless, LLC
Wavepath Holdings, Inc.
Wireless Broadcasting Systems of America, Inc.
Wireless Cable of Florida, Inc.
Wireless Leasing Co., Inc.
WirelessCo, L.P.
Wireline Leasing Co., Inc.

[Incremental Agreement No. 2]

MIZUHO BANK, LTD., as an Incremental Lender that is an Assuming Lender
By:
/s/ Bertram H. Tang
Name: Bertram H. Tang
Title: Authorized Signatory

Address for Notices:

For operational matters:

Mizuho Bank, Ltd.
1800 Plaza Ten
Jersey City, NJ 07311
Attention: Nicole Ferrara
Telephone: (201) 626-9341
Facsimile: (201) 626-9941
Email: LAU_uscorp3@mizuhocbus.com

For all other matters:

Mizuho Bank, Ltd.
1251 Avenue of the Americas
New York, New York 10020
Attention: Daniel Guevara
Telephone: (212) 282-4537
Facsimile: (212) 282-4488
Email: daniel.guevara@mizuhocbus.com

[Incremental Agreement No. 2]

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:
/s/ Tina Ruyter
Name: Tina Ruyter
Title: Executive Director

SCHEDULE I
TO INCREMENTAL AGREEMENT NO. 2

REVOLVING CREDIT COMMITMENTS

Incremental Lender	Revolving Credit Commitment Pursuant to Incremental Agreement No. 2
MIZUHO BANK, LTD.	$300,000,000